UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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ITC Holdings Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TRANSCRIPT

FORTIS REGULATORY UPDATE FROM LINDA BLAIR TO ITC EMPLOYEES

Hello everyone, as we committed to do in our last employee meeting, I want to take a moment to inform you about the recent progress with the Fortis transaction.  It’s been a busy and productive last couple of weeks!

First, on April 20th, Fortis announced GIC as the minority interest investor.  For those of you who haven’t seen the release, it’s posted on the Station Fortis web page.  This is an important accomplishment for Fortis, and ITC, and a significant milestone for the transaction.  GIC is a very well-respected infrastructure investor who will be an outstanding partner for ITC as we continue to build on our success.

Also, we filed the FERC regulatory application last week and are in the process of finalizing our state regulatory filings for Illinois, Wisconsin, Kansas, Oklahoma and Missouri.

And finally, I’m pleased to announce that Fortis shareholders have voted in favor of the transaction, signifying another significant milestone So, as you can see, we’re making a lot of progress!   And I’d like to acknowledge the great work by the regulatory, legal and financial teams who have worked hard to make these filings happen in a timely fashion.

I’d also like to thank each of you for remaining committed to the work at hand and executing on our strategic priorities.  Your continued focus is important as we move through the second quarter.  During our June employee meeting, we will share some highlights of the good work that’s being done across the operational footprint.  Looking forward to seeing you all on June 16!

Thank you so much!

CAUTIONARY LANGUAGE CONCERNING FORWARD LOOKING STATEMENTS

This communication contains certain statements that describe the beliefs of management of ITC Holdings Corp. (the “Company”) concerning the proposed merger involving Fortis Inc. (“Fortis”) and the Company and the Company’s future business conditions, plans and prospects, growth opportunities and the outlook for the Company’s business and the electric transmission industry based upon information currently available. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Wherever possible, the Company has identified these forward-looking statements by words such as “will”, “may”, “anticipates”, “believes”, “intends”, “estimates”, “expects”, “projects” and similar phrases. These forward-looking statements are based upon assumptions the Company’s management believes are reasonable. Such forward-looking statements are subject to risks and uncertainties which could cause the Company’s actual results, performance and achievements to differ materially from those expressed in, or implied by, these statements, including, among other things, (a) the risks and uncertainties disclosed in the Company’s annual report on Form 10-K and the Company’s quarterly reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) from time to time and (b) the following transactional factors (in addition to others described elsewhere in this document and in subsequent filings with the SEC): (i) risks inherent in the contemplated merger, including: (A) failure to obtain approval by the Company’s shareholders; (B) failure to obtain regulatory approvals necessary to consummate the merger or to obtain regulatory approvals on favorable terms; (C) delays in consummating the merger or the failure to consummate the merger; and (D) exceeding the expected costs of the merger; (ii) legislative and regulatory actions, and (iii) conditions of the capital markets during the periods covered by the forward-looking statements.

Because the Company’s forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond the Company’s control or are subject to change, actual results could be materially different and any or all of the Company’s forward-looking statements may turn out to be wrong. They speak only as of the date made and can be affected by assumptions the Company might make or by known or unknown risks and uncertainties. Many factors mentioned in this document and the exhibits hereto and in the Company’s annual and quarterly reports will be important in determining future results. Consequently, the Company cannot assure you that the Company’s expectations or forecasts expressed in such forward-looking statements will be achieved. Except as required by law, the Company undertakes no obligation to publicly update any of the Company’s forward-looking or other statements, whether as a result of new information, future events, or otherwise.

The merger is subject to certain conditions precedent, including regulatory approvals and approval of the Company’s shareholders.  The Company cannot provide any assurance that the proposed merger will be completed, nor can it give assurances as to the terms on which such merger will be consummated.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of ITC by Fortis. In connection with this proposed merger, Fortis has filed with the SEC a registration statement on Form F-4 that includes the proxy statement of ITC and also constitutes a prospectus of Fortis.  This communication is not a substitute for the proxy statement/prospectus or any other document ITC filed or to be filed with the SEC in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS OF ITC ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ITC,

FORTIS, THE PROPOSED MERGER AND RELATED MATTERS.  The definitive proxy statement/prospectus will be mailed to shareholders of ITC. The proxy statement/prospectus and other documents relating to the proposed merger (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. The documents, when available, can also be obtained free of charge from ITC upon written request to ITC, Investor Relations, 27175 Energy Way, Novi, MI 48377 or by calling 248-946-3000.

PARTICIPANTS IN SOLICITATION

ITC and certain of its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders of ITC in connection with the proposed merger under the rules of the SEC.  Information regarding the persons who may, under the rules of the SEC, be deemed participants in such solicitation in connection with the proposed merger will be set forth in the proxy statement if and when it is filed with the SEC.  Information about the directors and executive officers of ITC may be found (when available) in its 2015 Annual Report on Form 10-K, its Proxy Statement on Schedule 14A relating to its 2016 Annual Meeting of Shareholders and its Proxy Statement on Schedule 14A relating to its 2016 Special Meeting of Shareholders, in each case as filed with the SEC.  These documents can be obtained free of charge from the sources indicated above.  Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.